UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

 Pursuant to Section 13 or 15 (d) of
 the Securities Exchange Act of 1934

Date of Report: January 25, 2010

MIDAS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

01-13409	36-4180556
(Commission File Number)	(IRS Employer Identification No.)

1300 Arlington Heights Road, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 438-3000

Item 7.01	Regulation FD Disclosure

Press release:  Midas acquires 22 Northern California Midas shops from franchisee

NOTE:     The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 25, 2010		MIDAS, INC.

		By:	/s/ William M. Guzik
William M. Guzik
Chief Financial Officer

INDEX TO EXHIBITS:

Exhibit Number	Description

99.1	Press release: Midas acquires 22 Northern California shops from franchisee